UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 7, 2006

                            Playboy Enterprises, Inc.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                      001-14790              36-4249478
--------------------------------- ------------------------  -------------------
(State or other jurisdiction      (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)

               680 North Lake Shore Drive, Chicago, Illinois 60611
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 751-8000

                                 Not applicable.
              -----------------------------------------------------
                   (Former name or former address, if changed
                              since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                        Section 2--Financial Information

Item 2.02. Results of Operations and Financial Condition.

         Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Playboy Enterprises, Inc. (the "Company"), dated November 7, 2006, reporting the Company's financial results for the third quarter ended September 30, 2006.


                  Section 9--Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits
         --------

         99.1 Press Release issued by Playboy Enterprises, Inc. on November 7, 2006.


         The information set forth under "Item 2.02. Results of Operations and Financial Condition" and "Item 9.01. Financial Statements and Exhibits," including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    November 7, 2006          PLAYBOY ENTERPRISES, INC.


                                   By: /s/ Linda G. Havard
                                       ------------------------------
                                       Linda G. Havard
                                       Executive Vice President,
                                       Finance and Operations, and
                                       Chief Financial Officer

                                  EXHIBIT INDEX

         Exhibit
         Number     Description
         ------     -----------

         99.1 Press Release issued by Playboy Enterprises, Inc. on November 7, 2006.